EATON VANCE FOCUSED GROWTH OPPORTUNITIES FUND

EATON VANCE FOCUSED VALUE OPPORTUNITIES FUND

Supplement to Statement of Additional Information dated July 1, 2017

1.    Aaron S. Dunn replaces John D. Crowley as a portfolio manager of the Eaton Vance Focused Value Opportunities Fund.

2.    The following is added to the first table under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Aaron S. Dunn (1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1) As of October 31, 2017. Mr. Dunn became a portfolio manager effective December 8, 2017.

3. The following is added to the second table under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds
Focused Value Opportunities Fund
Aaron S. Dunn	$50,001 - $100,000*	$100,001 - $500,000*

*As of October 31, 2017.

December 8, 2017